SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2012
BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in further detail in Item 5.07 below, on April 25, 2012 the Stockholders of BorgWarner Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation that deleted a requirement that the Company's directors be elected by a plurality voting standard. The proposed Amendment was recommended by the Board of Directors to eliminate the possibility of a conflict between the Certificate of Incorporation and the Company's Corporate Governance Guidelines, which require that directors in an uncontested election be elected by a majority vote. The text of the amendment is set forth as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of the Company was held on Wednesday, April 25, 2012. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Phyllis O. Bonanno, Alexis P. Michas, Richard O. Schaum, and Thomas T. Stallkamp to the board of directors:

	For	Against	Withheld/Abstention	Broker Non-Votes
Bonanno	84,888,610	5,229,534	35,042	5,142,176
Michas	85,334,517	4,788,681	29,988	5,142,176
Schaum	89,326,152	791,455	35,579	5,142,176
Stallkamp	89,275,072	849,333	28,781	5,142,176

(b) Votes regarding the ratification of the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
94,929,122	355,317	10,923	5,142,176

(c) Advisory approval of the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
87,515,972	1,471,557	1,165,657	5,142,176

(d) Approval of amendment to the Company's Certificate of Incorporation to affirm majority voting standard:

For	Withhold	Abstain	Broker Non-Votes
90,002,636	115,872	34,678	5,142,176

Item 7.01  Regulation FD Disclosure

The Company's Board of Directors previously authorized the purchase of up to 19.8 million shares of the Company's common stock. At the Company's Board of Directors meeting held April 25, 2012 the Board of Directors authorized the additional purchase of up to 5 million shares of the Company's common stock.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

3.1	Amendment to Article V, Section 3 of the Company's Certificate of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: April 27, 2012	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary

Exhibit Index

Exhibit Number            Description

3.1                    Amendment to Article V, Section 3 of the Company's Certificate of Incorporation